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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2002


                        ENCHIRA BIOTECHNOLOGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       0-21130               04-3078857

(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                           4200 RESEARCH FOREST DRIVE
                           THE WOODLANDS, TEXAS 77381
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 419-7000
                             (REGISTRANT'S TELEPHONE
                             NUMBER, INCLUDING AREA
                                      CODE)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On August 7, 2002, Enchira Biotechnology Corporation (the "Company") retained Malone & Bailey PLLC as its independent accountants pursuant to authorization of the Company's Board of Directors and the Audit Committee.

      During the Company's two most recent fiscal years, and for the subsequent interim period through the date of this Form 8-K, the Company did not consult Malone & Bailey PLLC regarding any of the items described in Item 304(a)(2) of Regulation S-K.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ENCHIRA BIOTECHNOLOGY CORPORATION

Date: August 12, 2002.

                                    By:  /s/ PAUL G. BROWN, III
                                       ----------------------------------------
                                         Paul G. Brown, III
                                         President, Chief Financial Officer
                                         and Vice President, Administration and
                                         Finance